UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 3 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2004

INTEREP NATIONAL RADIO SALES, INC.

(Exact name of registrant as specified in its charter)

New York	000-28395	13-1865151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 916-0700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We hereby amend our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2004, as amended by Amendments No. 1 and No. 2 to Form 8-K filed with the SEC on October 18, 2004 and November 3, 2004, respectively, by replacing it in its entirety with the following:

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 8, 2004, we terminated the engagement of Ernst & Young LLP (“Ernst & Young”), our independent public accountants. The reports of Ernst & Young on our financial statements for the fiscal years ended December 31, 2002 and December 31, 2003 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2002 and December 31, 2003 and during the subsequent interim periods through the date of termination, we had no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. In addition, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during these periods.

The Audit Committee of our Board of Directors considered, approved and recommended to our Board of Directors the termination of our engagement of Ernst & Young as our independent auditors. These actions were ratified and approved by our Board of Directors.

We provided Ernst & Young with a copy of the disclosures we are making in this Current Report prior to filing this Current Report with the Securities and Exchange Commission. We requested that Ernst & Young furnish us a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agreed with such disclosures and, if not, stating the respects in which it did not agree. Ernst & Young’s letter, dated November 16, 2004, confirming its agreement with such statements is attached as Exhibit 16.1 and is incorporated in this Current Report by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

16.1	Letter, dated November 16, 2004 from Ernst & Young LLP to the Securities and Exchange Commission (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2004	INTEREP NATIONAL RADIO SALES, INC.
(Registrant)

	By:	/S/ WILLIAM J. MCENTEE, JR.
(Signature)*

	Name:	William J. McEntee, Jr.
	Title:	Senior Vice President and Chief Financial Officer

*	Print name and title of the signing officer under his signature.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16.1	Letter, dated November 16, 2004 from Ernst & Young LLP to the Securities and Exchange Commission